EXHIBIT 99.1

PRESS RELEASE                                      FOR IMMEDIATE RELEASE
January 15, 2004                                   For More Information Contact:
First South Bancorp, Inc.                          Bill Wall or Tom Vann
Website: www.firstsouthnc.com                      (252) 946-4178

   FIRST SOUTH BANCORP, INC. REPORTS DECEMBER 31, 2003 QUARTERLY EARNINGS AND
               DECEMBER 31, 2003 FISCAL YEAR EARNINGS (UNAUDITED)

Washington, North Carolina - First South Bancorp, Inc. (Nasdaq: FSBK) ("the Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended December 31, 2003 (unaudited), the fourth quarter of its fiscal year ending December 31, 2003, and its earnings for the fiscal year ended December 31, 2003 (unaudited).

Net income for the quarter ended December 31, 2003 increased 7.6% to $2,716,650 from $2,525,472 earned in the quarter ended December 31, 2002. Basic earnings per share increased 10.2% to $0.65 per share for the quarter ended December 31, 2003 from $0.59 per share for the quarter ended December 31, 2002. Diluted earnings per share increased 10.7% to $0.62 per share for the quarter ended December 31, 2003 from $0.56 per share for the quarter ended December 31, 2002.

Net income for the year ended December 31, 2003 increased 20.0% to $11,412,996 from $9,511,612 earned in the year ended December 31, 2002. Basic earnings per share increased 26.1% to $2.75 per share for the year ended December 31, 2003 from $2.18 per share for the year ended December 31, 2002. Diluted earnings per share increased 25.7% to $2.59 per share for the year ended December 31, 2003 from $2.06 per share for the year ended December 31, 2002.

At December 31, 2003, total assets amounted to $676.4 million, total loans and leases $553.2 million, total deposits $583.2 million and stockholders' equity was $54.3 million.

Tom Vann, President and Chief Executive Officer of the Company and the Bank, stated, "The increased 2003 earnings reflect significant growth in our commercial and consumer loan and leasing portfolios, increased mortgage loan origination volume and sales, significant growth in lower costing core checking accounts and efforts placed on controlling operating expenses. The commercial and consumer loan and leasing portfolios increased 30.0% to $481.5 million at December 31, 2003 from $370.3 million at December 31, 2002. During this same period, checking accounts increased 14.1% to $227.9 million from $199.6 million. The historical low interest rates during 2003 made our operating environment more challenging, however, we have made significant progress in restructuring our balance sheet, allowing us to maintain more consistent net interest income.

The year ended December 31, 2003 was eventful for both the Company and the Bank. The Company maintained its listing in the Russell 2000 (R) Index, helping raise its visibility with the investment community; the quarterly cash dividend payment rate was increased by 17.7%; we completed the private placement of a trust preferred securities issuance; record mortgage lending volumes allowed us to recognize significant fees on loans sold into the secondary mortgage market; and we received national recognition for our increased growth and operating efficiency from FORTUNE Small Business and the American Banker.

During 2003 we opened new full service banking offices in Hope Mills and Raleigh, North Carolina, allowing us to serve the banking needs in the growing Cape Fear, Raleigh and Research Triangle markets. During the quarter ended December 31, 2003, we announced an agreement reached with Central Carolina Bank, a division of National Bank of Commerce, to acquire two branch offices in Greenville and New Bern, North Carolina. This acquisition is expected to close during the first quarter of 2004, represents a continuation of the growth of our branch office network, and will allow us to expand our customer base in existing markets."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has twenty-two full service branch offices located throughout eastern, southeastern and central North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

(More)

(Nasdaq: FSBK)

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FIRST SOUTH BANCORP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                  DECEMBER 31        DECEMBER 31
                                                                     2003               2002
                                                                --------------     --------------
                        Assets                                    (UNAUDITED)

Cash and due from banks                                         $   34,299,553     $   30,540,790
Interest-bearing deposits in financial institutions                    625,051          3,931,369
Investment securities - available for sale                          50,071,520         55,786,842
Mortgage-backed securities - available for sale                     11,715,052         23,526,435
Loans and leases receivable, net:
  Held for sale                                                     10,924,148         38,664,967
  Held for investment                                              542,275,778        452,248,942
Premises and equipment, net                                          7,922,588          7,825,003
Deferred income taxes                                                  905,723                 --
Real estate owned                                                      130,798            401,632
Federal Home Loan Bank of Atlanta stock, at cost
  which approximates market                                          2,127,200          2,402,500
Accrued interest receivable                                          3,073,093          3,403,195
Goodwill                                                             4,218,575          4,218,576
Mortgage servicing rights                                            1,886,522          1,642,172
Prepaid expenses and other assets                                    5,003,529          2,544,807
Note receivable                                                      1,252,703          1,336,194
                                                                --------------     --------------

          Total assets                                          $  676,431,833     $  628,473,424
                                                                ==============     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

 Deposits:
  Demand                                                        $  227,863,599     $  199,615,945
  Savings                                                           20,292,472         18,950,380
  Large denomination certificates of deposit                       107,354,231         80,021,790
  Other time                                                       227,662,871        227,739,049
                                                                --------------     --------------
          Total deposits                                           583,173,173        526,327,164
Borrowed money                                                      19,338,059         38,194,727
Trust preferred securities                                          10,000,000                 --
Other liabilities                                                    9,640,048         13,851,721
                                                                --------------     --------------
          Total liabilities                                        622,151,280        578,373,612

  Common stock, $.01 par value, 8,000,000 shares authorized,
    6,545,848 shares issued                                             65,458             65,458
  Additional paid-in capital                                        48,114,077         48,466,569
  Retained earnings, substantially restricted                       43,171,318         35,086,795
  Treasury stock at cost, 2,395,818 and 2,341,936 shares           (39,326,931)       (37,317,469)
  Accumulated other comprehensive income, net                        2,256,631          3,798,459
                                                                --------------     --------------
           Total stockholders' equity                               54,280,553         50,099,812
                                                                --------------     --------------

           Total liabilities and stockholders' equity           $  676,431,833     $  628,473,424
                                                                ==============     ==============

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CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                             THREE MONTHS ENDED                   YEAR ENDED
                                                                 DECEMBER 31                      DECEMBER 31
                                                        -----------------------------     ----------------------------
                                                            2003             2002             2003            2002
                                                        ------------     ------------     ------------    ------------
Interest income:
  Interest and fees on loans                            $  8,289,876     $  8,055,207     $ 32,394,236    $ 30,908,736
  Interest and dividends on investments and deposits       1,007,444        1,312,124        4,510,861       5,917,460
                                                        ------------     ------------     ------------    ------------
           Total interest income                           9,297,320        9,367,331       36,905,097      36,826,196
                                                        ------------     ------------     ------------    ------------

Interest expense:
  Interest on deposits                                     2,215,043        2,841,898        9,964,663      12,404,022
  Interest on borrowings                                      15,979           29,653          113,742          69,513
  Interest on trust preferred securities                     102,250                0          107,930               0
                                                        ------------     ------------     ------------    ------------
           Total interest expense                          2,333,272        2,871,551       10,186,335      12,473,535
                                                        ------------     ------------     ------------    ------------

Net interest income before provision
  for possible loan losses                                 6,964,048        6,495,780       26,718,762      24,352,661
Provision for possible loan losses                           137,000          684,000          987,919       1,756,000
                                                        ------------     ------------     ------------    ------------
           Net  interest income                            6,827,048        5,811,780       25,730,843      22,596,661
                                                        ------------     ------------     ------------    ------------

Noninterest income:
  Loan fees and service charges                            1,400,494        1,317,714        5,827,002       4,631,839
  Loan servicing fees                                        162,648          150,104          655,759         691,197
  Gain (loss) on sale of real estate, net                     50,000           (1,529)         167,322          73,766
  Gain (loss) on sale of mortgage loans                      116,171          715,115        2,717,078         302,315
  Gain (loss) on sale of securities                                0          219,472          291,738       1,883,683
  Other  income                                              211,212          225,570          842,643         879,867
                                                        ------------     ------------     ------------    ------------
           Total noninterest income                        1,940,525        2,626,446       10,501,542       8,462,667
                                                        ------------     ------------     ------------    ------------

Noninterest expenses:
  Compensation and fringe benefits                         2,660,778        2,698,324       10,601,978       9,720,932
  Federal insurance premiums                                 (19,718)          21,359           86,858          84,604
  Premises and equipment                                     389,929          360,094        1,522,456       1,320,811
  Advertising                                                 39,904           46,492          204,614         210,403
  Payroll and other taxes                                    234,304          214,280          955,050         861,618
  Data processing                                            490,829          446,481        1,920,239       1,776,503
  Amortization of mortgage servicing rights                   67,835           44,434          242,012         152,087
  Other                                                      592,598          687,449        2,445,475       2,210,409
                                                        ------------     ------------     ------------    ------------
           Total noninterest expenses                      4,456,459        4,518,913       17,978,682      16,337,367
                                                        ------------     ------------     ------------    ------------

Income before income taxes                                 4,311,114        3,919,313       18,253,703      14,721,961

Income taxes                                               1,594,464        1,393,841        6,840,707       5,210,349
                                                        ------------     ------------     ------------    ------------

NET INCOME                                              $  2,716,650     $  2,525,472     $ 11,412,996    $  9,511,612
                                                        ============     ============     ============    ============


Per share data:
Basic earnings per share                                $       0.65     $       0.59     $       2.75    $       2.18
Diluted earnings per share                              $       0.62     $       0.56     $       2.59    $       2.06
Dividends per share                                     $       0.20     $       0.17     $       0.80    $       0.68
Weighted average shares Basic                              4,180,132        4,249,279        4,153,719       4,364,925
Weighted average shares Diluted                            4,415,110        4,544,211        4,402,928       4,628,434

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FIRST SOUTH BANCORP, INC.
SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)

                                         12/31/2003      9/30/2003      6/30/2003      3/31/2003     12/31/2002      9/30/2002
                                         ----------     ----------     ----------     ----------     ----------     ----------
Consolidated balance sheet data:                         (dollars in thousands except share and per share data)
Total assets                             $  676,432     $  653,713        663,202     $  633,970     $  628,473     $  600,653
Loans receivable (net)                      553,200        523,616        528,183        502,394        490,914        454,777
Cash and investments                         84,996         91,232         87,253         85,887         90,259         93,846
Mortgage-backed securities                   11,715         12,717         22,317         20,112         23,526         32,886
Goodwill                                      4,219          4,219          4,219          4,219          4,219          4,219

Deposits                                    583,173        575,583        580,824        561,845        526,327        524,366
Borrowings                                   19,338          5,775         19,211         11,018         38,195          4,183
Trust preferred securities                   10,000         10,000              0              0              0              0
Stockholders' equity                         54,281         52,364         50,686         49,600         50,100         51,956

Consolidated earnings summary:
Interest income                          $    9,297     $    9,217          9,250     $    9,141     $    9,367     $    9,226
Interest expense                              2,333          2,428          2,684          2,742          2,871          3,043
                                         ----------     ----------     ----------     ----------     ----------     ----------
Net interest income                           6,964          6,789          6,566          6,399          6,496          6,183
Loan loss provision                             137            395            122            334            684            430
Noninterest income                            1,940          2,955          2,686          2,920          2,626          2,121
Noninterest expense-General                   4,456          4,597          4,506          4,419          4,519          4,084
Income taxes                                  1,594          1,786          1,737          1,723          1,394          1,335
                                         ----------     ----------     ----------     ----------     ----------     ----------
Net income                               $    2,717     $    2,966          2,887     $    2,843     $    2,525     $    2,455
                                         ==========     ==========     ==========     ==========     ==========     ==========

Per Share Data:
Earnings per share-Basic                 $     0.65     $     0.72           0.70     $     0.68     $     0.59     $     0.56
Earnings per share-Diluted               $     0.62     $     0.68           0.66     $     0.64     $     0.56     $     0.53
Dividends per share                      $     0.20     $     0.20           0.20     $     0.20     $     0.17     $     0.17
Book value per share                     $    12.95     $    12.62          12.26     $    11.95     $    11.92     $    12.07

Average shares-Basic                      4,180,132      4,138,741      4,133,601      4,162,358      4,249,279      4,355,880
Average shares-Diluted                    4,415,110      4,392,976      4,380,263      4,423,319      4,544,211      4,647,378
Shares outstanding end of period          4,190,335      4,150,030      4,133,530      4,150,601      4,203,912      4,305,129

Performance ratios:
Yield on earning assets                       6.09%          6.12%          6.21%          6.36%          6.65%          6.80%
Cost of funds                                 1.55%          1.64%          1.83%          1.94%          2.14%          2.34%
                                         ----------     ----------     ----------     ----------     ----------     ----------
Net interest spread                           4.54%          4.48%          4.38%          4.42%          4.51%          4.46%

Net interest margin on earning assets         4.56%          4.51%          4.41%          4.45%          4.61%          4.55%
Earning assets to total assets               91.32%         91.63%         91.64%         91.77%         91.81%         92.13%
Return on average assets                      1.63%          1.80%          1.78%          1.81%          1.65%          1.66%
Return on average equity                     20.24%         22.80%         22.91%         22.76%         19.78%         18.74%
Efficiency ratio                             50.05%         47.18%         48.70%         47.42%         49.54%         49.18%
Dividend payout ratio                        30.77%         27.78%         28.57%         29.41%         28.81%         30.36%

Asset quality data and ratios:
Nonperforming loans                      $    2,625     $    1,599          1,202     $    2,244     $    1,544     $    1,387
Real estate owned                        $      131     $       89            310     $      131     $      402     $      342
Reserve for loan losses                  $    7,634     $    7,524          7,310     $    7,273     $    6,959     $    6,314
Net charge-offs                          $       27     $      181             85     $       20     $       40     $       38

Net charge-offs to loans                     0.005%         0.035%         0.016%         0.004%         0.008%         0.008%
Nonperforming loans to assets                 0.39%          0.24%          0.21%          0.35%          0.25%          0.23%
Reserves to total loans                       1.36%          1.42%          1.37%          1.43%          1.40%          1.37%

Loans to deposits                            94.86%         90.97%         90.94%         89.42%         93.27%         86.73%
Loans to assets                              81.78%         80.10%         79.64%         79.25%         78.17%         75.71%
Loans serviced for others                $  288,917     $  294,756        278,382     $  274,302     $  262,504     $  268,701

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